UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2025

SOLUNA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension
Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 216-9257

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on June 20, 2024, pursuant to the terms and conditions of a Note Purchase Agreement (as amended on July 12, 2024, the “SPA”), by and among (i) Soluna AL CloudCo, LLC (“CloudCo”), a Delaware limited liability company and a subsidiary of Soluna Cloud, Inc. (“Soluna Cloud”), a Nevada corporation and a subsidiary of Soluna Holdings, Inc. (the “Company”), (ii) Soluna Cloud, (iii) the Company, and (iv) the accredited investor named therein (the “Investor” and collectively, the “Note Parties”), CloudCo issued to the Investor a secured promissory note in a principal amount equal to $12,500,000 (the “Note”). The Note accrues interest at a rate of 9.0% per annum, subject to adjustment upon an event of default. The Note matures on June 20, 2027. CloudCo’s obligations under the Note are secured by all or substantially all of CloudCo’s assets, pursuant to a security agreement in favor of the Investor. As further credit support for CloudCo’s obligations under the Note, Soluna Cloud agreed to execute and deliver a guaranty (the “Soluna Cloud Guaranty”) in favor of the administrative agent named within the SPA (the “Agent”). Soluna Cloud’s obligations under the Soluna Cloud Guaranty are secured by all or substantially all of Soluna Cloud’s assets pursuant to a security agreement in favor of the Agent. Additionally, as further credit support for CloudCo’s obligations under the Note, the Company, as the sole stockholder of Soluna Cloud and the indirect parent of CloudCo, agreed to execute and deliver a guaranty in favor of the Agent (the “Holdings Guaranty”). The Company’s obligations under the Holdings Guaranty are secured by all or substantially all of the Company’s assets pursuant to a security agreement in favor of the Agent.

On March 23, 2025, the Note Parties entered into a Modification Agreement (the “Modification Agreement”) to, among other things, (i) provide for the deposit of 1,000,000 shares (the “Escrow Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), into an escrow account maintained by Northland Securities, Inc., pursuant to an escrow agreement (as further described below), (ii) provide for the issuance to the Investor of a warrant to purchase shares of Common Stock upon the release by the Investor of its lien on the property of the Company (the “Warrant”), (iii) amend the payment schedule of the Note to provide (a) for each of the six scheduled payments occurring after the earlier of the effectiveness of a registration statement for the resale of the Registrable Securities (as defined below) or the date that the Registrable Securities may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without any information requirements, the amount of principal and interest payable on such date shall be reduced by 50% (the aggregate amount of the six months of such reductions, the “Specified Amount”) and (b) if the aggregate amount of payments on the Amended Note applied from the proceeds of the sale of the Escrow Shares on or prior to the last six scheduled payments is less than the Specified Amount (such difference, the “Make Whole Amount”), than the amount of each of the remaining scheduled payments shall be increased by an amount equal to the Make Whole Amount divided by the number of remaining scheduled payments, (iv) modify the Note such that the Note is now convertible into up to 2,500,000 shares (the “Conversion Shares”) of Common Stock based on a conversion price of $5.00, (v) amend the Note to provide that the Company will be a direct co-obligor with CloudCo under the Note, and (vi) amend the SPA to allow the Company to organize or incorporate any subsidiary, over which the Company shall have voting or beneficial control, which is being formed with the intent to engage in a business or line of business substantially similar to that of Soluna Cloud or the Company, without first paying all of the principal and interest due under the Note and without first obtaining Investor’s prior written consent.

The net proceeds from dispositions of the Escrow Shares (i) at a price of up to $4.00 per share shall be applied to reduce the outstanding principal balance of the Note and (ii) at a price greater than $4.00 per share shall be applied first to reduce the outstanding principal balance of the Note in an amount equal to $4.00 per share of Common Stock and then to the Investor.

Also under the Modification Agreement, the Company agreed to register for resale the Escrow Shares and Conversion Shares (together, the “Registrable Securities”) as promptly as commercially practicable, as determined by the Company, following the registration for resale of certain other securities. The Company also agreed to register for resale the shares of Common Stock issuable upon exercise of the Warrant as promptly as commercially practicable, as determined by the Company, after the issuance of the Warrant.

The foregoing descriptions of the Warrant and the Modification Agreement are qualified in their entirety by reference to the full text of each respective agreement, a copy of which is attached hereto as Exhibit 4.1 and 10.1, respectively, and are incorporated in their entirety herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Modification Agreement is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect the issuance of the Escrow Shares and the Warrant is incorporated by reference herein. The Escrow Shares that were issued and the Warrant that will be issued pursuant to the Modification Agreement is and will be made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant.
10.1	Modification Agreement, dated March 21, 2025, by and between Soluna AL CloudCo, LLC, Soluna Cloud, Inc., the Company, and the Investor.
104	Cover Page Interactive Date File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: March 27, 2025	By:	/s/ John Tunison
John Tunison
Chief Financial Officer
(principal financial officer)